                        ANNUAL REPORT / DECEMBER 31, 2001

                         AIM EUROPEAN SMALL COMPANY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                 HALLESCHES TOR, BERLIN BY ERNST LUDWIG KIRCHNER

    RAILROADS, OFTEN THE PRECURSOR TO EXPANSION, CREATE NEW OPPORTUNITIES FOR

COMMERCIAL PIONEERS. THE MERGER OF 15 EUROPEAN ECONOMIES INTO THE EUROPEAN UNION

   HAS CREATED NEW ROUTES TO ECONOMIC STABILITY FOR THE REGION AND A WEALTH OF

  OPPORTUNITY FOR MANY SMALL BUSINESSES. IN AIM EUROPEAN SMALL COMPANY FUND, WE

              INVEST IN SMALL, RAPIDLY GROWING COMPANIES IN EUROPE.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Small Company Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had fees and expenses not been waived during the reporting period, total returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund may participate in the initial public offering (IPO) market in some cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o The MSCI Europe Growth Index measures the performance of MSCI Europe companies with higher price/book ratios and higher forecasted growth.
o The MSCI Europe Value Index measures the performance of MSCI Europe companies with lower price/book ratios and lower forecasted growth.
o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European-region mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged DJ Stoxx(TM) Small Cap Index covers small company stocks in Europe tracked by Dow Jones Stoxx. The growth and value portions of the index are based on six tests and there is a neutral category for stocks that don't fit into either category.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the fiscal year covered by
ROBERT H.           this report has been. For equity investors, the years 2000
GRAHAM]             and 2001 were unlike anything we had seen in a generation.
                    For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World Index also produced negative returns both years.
                        As usually occurs during difficult stock markets, fixed-
                    income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                    Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically,
                    the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months since our last report to you, dated June 30, 2001, Class A shares of AIM European Small Company Fund returned-0.69%. By comparison, the Lipper European Fund Index returned-5.57% for the same period. The situation in European markets and your fund's performance improved as the year progressed. During the fourth quarter, European markets rallied and the fund's Class A shares returned 16.72% at net asset value for the three-month period. Holdings in previously lagging sectors, such as technology, contributed to this turnaround.
    For the year as a whole, European markets largely declined, and total return for Class A shares was -21.59% at net asset value.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

MARKETS DECLINE, BUT FUND REBOUNDS IN FOURTH QUARTER

HOW DID AIM EUROPEAN SMALL COMPANY FUND PERFORM DURING 2001?
As a cloud of global economic unease settled around the world, equity markets declined. And European stocks were not immune to this trend. Although European markets rebounded strongly in the final months of the year, it was not enough to pull most market returns into positive territory.
    Given this environment, for the fiscal year ended December 31, 2001, AIM European Small Company Fund returned -21.59% for Class A shares, -22.11% for Class B shares and -22.14% for Class C shares, excluding sales charges. By comparison, the fund's index, the MSCI Europe Index returned -19.90% over the same period and the DJ Stoxx(TM) Small Cap Index returned -20.20%.
    The fund's one-year return belies significant improvement in fund performance during the fourth quarter. For the three-month period ended December 31, 2001, the fund posted a return of 16.72% for Class A shares, 16.83% for Class B shares and 16.67% for Class C shares, excluding sales charges. The MSCI Europe Index was also up for the final quarter but its return of 10.07% could not match that of the fund.

HOW DID EUROPEAN MARKETS FARE?
As concern over deteriorating corporate earnings spread around the globe, world markets produced largely disappointing returns. For the first three quarters of the year, European equity markets declined but the third quarter was particularly harsh as the effects of September 11 dominated all markets. Following the attacks, stock markets in the United States were closed for nearly a week. European markets remained open but were volatile. As part of a global effort to calm markets, central banks in Europe joined other world banks and reduced interest rates in tandem with the U.S. Federal Reserve.
    Increasingly, investors moved out of growth investments and into either more defensive stocks or fixed-income securities. Even a fourth-quarter rally in which growth stocks strongly bested value stocks was insufficient to overcome value in the first three quarters. In fact, the MSCI Europe Value Index outperformed the MSCI Europe Growth Index by more than seven percentage points for the year. Therefore, AIM European Small Company Fund's growth-oriented investment style was out of favor for a good portion of the year. The outperformance of value was even more outstanding in small-caps as the DJ Stoxx Small Cap Value Index returned -10.59%, while the DJ Stoxx Small Cap Growth Index returned -33.33%.
    Historically, however, no one style or sector remains in favor or out of favor, indefinitely. That became apparent in the fourth quarter as European equity markets bounced off their September lows and reversed a value-oriented trend with a growth stock rally. During these final months of the year, European small-cap stocks decidedly outperformed their large-cap brethren. Indeed, it was a good time for European markets as most European bourses recouped all of their post-attack losses.

WHAT OTHER FACTORS AFFECTED EUROPE?
The region's manufacturing industry reported reductions in new orders, consumer confidence declined and unemployment in some key countries, such as France and Germany, rose. The French economy grew at a relatively robust 0.5% in the third quarter, helped by an increase in household consumption. Germany--Europe's largest economy--continued to battle a flagging industrial sector, which pushed up unemployment for months. (Germany's highly regulated labor market makes it hard to shed workers and difficult to hire on an upswing.) Indeed, the German economy turned in one of its worst performances in nearly a decade as

FUND AT A GLANCE

AIM European Small Company Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in marketable equity securities of European small companies.

                                   [ARTWORK]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   Focuses on small European companies with accelerating earnings and revenues

o   Targets emerging companies in the developed markets of Western Europe

o   Focuses on companies, not countries

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. MEDIDEP S.A. (France)                     3.1%  1. Health Care Equipment               8.2%   1. United Kingdom       26.8%

 2. Stada Arzneimittel A.G. (Germany)         2.4   2. Pharmaceuticals                     6.9    2. France               18.5

 3. Puma A.G. (Germany)                       2.4   3. Diversified Commercial Services     6.6    3. Sweden               11.5

 4. Electronics Boutique PLC (United Kingdom) 2.4   4. Restaurants                         5.3    4. Germany               8.4

 5. iSoft Group PLC (United Kingdom)          2.3   5. Application Software                4.6    5. Ireland               7.4

 6. Hartwall Oyj BP (Finland)                 2.2   6. Specialty Stores                    4.5    6. Finland               4.4

 7. Omega Pharma S.A. (Belgium)               2.2   7. Electronic Equipment & Instruments  4.3    7. Italy                 4.0

 8. Silicon-On-Insulator Technologies               8. Apparel & Accessories               3.3    8. Netherlands           3.5
    (SOITEC) (France)                         2.1

 9. Clas Ohlson A.B. -Class B (Sweden)        2.1   9. Health Care Facilities              3.1    9. Spain                 2.8

10. Chemring Group PLC (United Kingdom)       2.0  10. Health Care Supplies                2.7   10. Belgium               2.2

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==================================================================================================================================


Germany's GDP grew by just 0.6% for the year 2001. That said, the International Monetary Fund (IMF) forecasts the European Union area will grow 1.3% in 2002 versus just 0.8% for the U.S.
    Investors were also concerned about monetary decisions made by the European Central Bank (ECB). Throughout 2001, the Fed dropped interest rates 11 times in the U.S. But the ECB could only muster four rate reductions for the euro-zone. ECB detractors are quick to point out that this is in the face of slowing growth. However, the ECB targets "inflation" not economic activity; its goal is to keep inflation below 2%. Still, investors expressed their disapproval of ECB strategy when European markets sold off sharply in late October after the ECB announced there would be no rate reduction at that meeting.

HOW DID THE EURO FARE?
The euro--the single currency for 12 European countries--began 2001 at roughly $0.94 U.S. (virtually its high for the year), hit a low of approximately $0.84 U.S. in July, but rallied after September 11 and ended the year above $0.88 U.S. The fund, however, does not hedge its currency positions, a factor that hindered fund performance as a weak euro converts into fewer dollars for the fund (i.e. gains are reduced and losses exaggerated). Although the euro has been used in bank transactions since January 1999, the euro will no longer be a "virtual" currency beginning January 1, 2002 when cash dispensers in European Union countries begin to expel euro banknotes.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
The fund was positioned relatively defensively for much of the year. We increased our health care exposure, which proved to be positive for the fund. Even in the third quarter, health care-related stocks did not sell off as much as many securities in other industries. Two fund holdings in the health care/pharmaceutical area with strong fundamentals include:

o MEDIDEP S.A.: a French hospital and retirement home group that provides limited medical services.
o Stada Arzneimittel A.G.: a German manufacturer of pharmaceuticals and non-prescription medicines.

    The events of September 11 had a profoundly negative effect on many industries. An exception, however, was in the area of teleconferencing. As many people preferred teleconferencing to airline travel after the attacks, business picked up for teleconferencing firms. A good example of a success story is Tandberg--a European supplier of conference systems.

ANY FINAL THOUGHTS?
It remains to be seen how Europe will fare next year. The global economic downturn, and indeed the U.S. recession, impacted Europe more in 2001 than many analysts had predicted. Still, of the three largest world economies--Japan, the U.S. and Europe--Europe is anticipated to have the best growth rate in 2002. However, the ECB's tight monetary policy could hurt the region and budget deficits in many European nations prevent their governments from enacting a fiscal stimulus policy. However, some hope the new euro notes and coins will act as a stimulus for the euro zone and forge a more unified fiscal policy.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (8/31/00)        -24.85%
  1 Year                    -25.88

CLASS B SHARES
 Inception (8/31/00)        -24.37%
  1 Year                    -26.01

CLASS C SHARES
 Inception (8/31/00)        -22.12%
  1 Year                    -22.92

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/01

================================================================================

               AIM                   AIM                     AIM                               LIPPER
         EUROPEAN SMALL        EUROPEAN SMALL          EUROPEAN SMALL                         EUROPEAN
         COMPANY FUND,         COMPANY FUND,           COMPANY FUND,                            FUND
DATE     CLASS C SHARES        CLASS A SHARE           CLASS B SHARES          MSCI EUROPE     INDEX
8/00        10000                    9450                  10000                  10000         10000
             9760                    9223                   9760                   9532          9484
             9220                    8722                   9230                   9459          9195
             8570                    8117                   8580                   9093          8703
12/00        9201                    8709                   9211                   9720          9357
             9392                    8890                   9392                   9724          9329
             8599                    8149                   8599                   8871          8542
             7435                    7047                   7435                   8209          7792
4/01         7725                    7332                   7725                   8792          8308
             7595                    7209                   7595                   8363          7988
             7244                    6876                   7244                   8047          7663
             7103                    6753                   7103                   8067          7586
8/01         7194                    6838                   7194                   7858          7391
             6140                    5851                   6140                   7073          6561
             6652                    6335                   6652                   7298          6791
             6933                    6611                   6933                   7591          7085
12/01        7164                    6830                   6888                   7786          7237

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares the performance of AIM European Small Company Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 8/31/00-12/31/01.
    It is important to understand the difference between your fund and an index. A market index such as the MSCI Europe Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    An index of funds such as the Lipper European Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    The fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

                                   [ARTWORK]

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline.
   The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                   [ARTWORK]

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                   [ARTWORK]

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                   [ARTWORK]

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                   [ARTWORK]

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
    As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                           MARKET
                                               SHARES      VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.92%

AUSTRIA-0.76%

Gericom A.G. (Computer Hardware)                 2,900   $    79,393
====================================================================

BELGIUM-2.18%

Omega Pharma S.A. (Health Care Supplies)         5,000       226,727
====================================================================

DENMARK-0.49%

Radiometer A/S-Class B (Health Care
  Equipment)(a)                                  1,600        50,410
====================================================================

FINLAND-4.39%

Hartwall Oyj ABP (Brewers)(a)                   11,300       230,758
--------------------------------------------------------------------
Instrumentarium Corp.-Class B (Health Care
  Equipment)                                     3,200       134,119
--------------------------------------------------------------------
Lassila & Tikanoja PLC (Diversified
  Commercial Services)                           2,000        32,103
--------------------------------------------------------------------
Vacon Oyj (Electrical Components & Equipment)
  (Acquired 12/08/00; Cost $44,783)(b)           7,200        59,070
====================================================================
                                                             456,050
====================================================================

FRANCE-18.53%

AES Laboratoire Groupe (Health Care
  Equipment)                                     1,300       132,737
--------------------------------------------------------------------
Beneteau (Leisure Products)                        350        27,201
--------------------------------------------------------------------
Bigben Interactive (Distributors)                4,400       170,877
--------------------------------------------------------------------
Bonduelle SCA (Packaged Foods)                   3,450       144,290
--------------------------------------------------------------------
Brime Technologies (Diversified Commercial
  Services)(a)                                   3,400       104,602
--------------------------------------------------------------------
Eurofins Scientific (Diversified Commercial
  Services)(a)                                   6,200        90,397
--------------------------------------------------------------------
Ioltech (Health Care Equipment)(a)               1,300       147,228
--------------------------------------------------------------------
Marionnaud Parfumeries (Specialty Stores)(a)     4,080       197,926
--------------------------------------------------------------------
MEDIDEP S.A. (Health Care Facilities)(a)        16,600       320,486
--------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)             3,300        96,288
--------------------------------------------------------------------
Penauille Polyservices (Diversified
  Commercial Services)                           1,500        52,836
--------------------------------------------------------------------
Rodriguez Group (Specialty Stores)               1,000        57,072
--------------------------------------------------------------------
Silicon-On-Insulator Technologies (SOITEC)
  (Electronic Equipment & Instruments)(a)       11,170       221,629
--------------------------------------------------------------------
UBI Soft Entertainment S.A. (Application
  Software)(a)                                   4,850       162,187
====================================================================
                                                           1,925,756
====================================================================

GERMANY-8.40%

FJA A.G. (Electronic Equipment & Instruments)    1,980        90,049
--------------------------------------------------------------------
IPC Archtec A.G. (Computer Hardware)(a)          1,700        53,590
--------------------------------------------------------------------
Puma A.G. (Footwear)                             8,300       251,652
--------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)        7,200       252,009
--------------------------------------------------------------------
Suess MicroTec A.G. (Semiconductor
  Equipment)(a)                                  3,000        84,003
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES      VALUE
GERMANY-(CONTINUED)

Wedeco A.G. Water Technology (Water
  Utilities)(a)                                  4,600   $   141,521
====================================================================
                                                             872,824
====================================================================

GREECE-0.97%

Folli-Follie (Apparel & Accessories)             5,700       100,338
====================================================================

IRELAND-7.35%

Anglo Irish Bank Corp. PLC (Banks)              46,000       178,439
--------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)                                 60,700       175,920
--------------------------------------------------------------------
ICON PLC-ADR (Health Care Distributors &
  Services)(a)                                   4,700       140,107
--------------------------------------------------------------------
IFG Group PLC (Diversified Financial
  Services)                                     32,000        95,596
--------------------------------------------------------------------
Riverdeep Group PLC-ADR (Internet Software &
  Services)(a)                                   6,500       109,265
--------------------------------------------------------------------
United Drug PLC (Pharmaceuticals)                4,900        64,670
====================================================================
                                                             763,997
====================================================================

ITALY-4.04%

Merloni Elettrodomestici S.p.A. (Household
  Appliances)(a)                                25,500       134,164
--------------------------------------------------------------------
Recordati S.p.A (Pharmaceuticals)                9,600       191,591
--------------------------------------------------------------------
Tod's S.p.A. (Apparel & Accessories)(a)          2,300        94,347
====================================================================
                                                             420,102
====================================================================

NETHERLANDS-3.49%

ASM International N.V. (Semiconductor
  Equipment)(a)                                  4,100        79,522
--------------------------------------------------------------------
Heijmans N.V. (Construction & Engineering)       5,504       101,943
--------------------------------------------------------------------
Teleplan International N.V. (Marine)(a)          5,200        78,367
--------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                            3,570       102,669
====================================================================
                                                             362,501
====================================================================

NORWAY-1.27%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)(a)                                5,900       131,857
====================================================================

PORTUGAL-0.59%

Ibersol-SGPS, S.A. (Restaurants)                18,300        61,196
====================================================================

SPAIN-2.78%

Aurea Concesiones des Infrastructuras
  S.A./concesionaria del Estado S.A.
  (Highways & Railtracks)                        2,670        54,548
--------------------------------------------------------------------
Azkoyen S.A. (Industrial Machinery)             17,400       145,234
--------------------------------------------------------------------
Prosegur, CIA de Seguridad S.A. (Diversified
  Commercial Services)                           6,600        89,107
====================================================================
                                                             288,889
====================================================================

                                                           MARKET
                                               SHARES      VALUE

SWEDEN-11.54%

Axfood A.B. (Food Retail)(a)                    11,800   $   132,731
--------------------------------------------------------------------
Biacore International A.B. (Health Care
  Equipment)(a)                                  2,550        82,999
--------------------------------------------------------------------
Clas Ohlson A.B.-Class B (Specialty Stores)     15,400       215,979
--------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                 21,800       177,390
--------------------------------------------------------------------
Getinge Industrier A.B.-Class B (Health Care
  Equipment)                                     4,700        77,389
--------------------------------------------------------------------
Munters A.B. (Industrial Machinery)              4,500        75,173
--------------------------------------------------------------------
Nobel Biocare (Health Care Supplies)             1,400        58,635
--------------------------------------------------------------------
Perbio Science A.B. (Pharmaceuticals)(a)        12,500       204,027
--------------------------------------------------------------------
Q-Med A.B. (Biotechnology)(a)                    4,200        69,960
--------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                    19,700       104,668
====================================================================
                                                           1,198,951
====================================================================

SWITZERLAND-0.38%

Converium Holding A.G. (Reinsurance)(a)            800        38,938
====================================================================

UNITED KINGDOM-26.76%

Alexon Group PLC (Apparel & Accessories)        59,400       151,351
--------------------------------------------------------------------
Amey PLC (Diversified Commercial Services)      12,900        69,842
--------------------------------------------------------------------
Anite Group PLC (IT Consulting & Services)(a)   46,500       116,112
--------------------------------------------------------------------
Biotrace International PLC (Health Care
  Equipment)(a)                                 26,300        52,745
--------------------------------------------------------------------
Chemring Group PLC (Aerospace & Defense)        38,900       206,730
--------------------------------------------------------------------
Chloride Group PLC (Electrical Components &
  Equipment)                                    60,000        61,152
--------------------------------------------------------------------
Electronics Boutique PLC (Computer &
  Electronics Retail)                          124,700       248,742
--------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)               22,300       202,605
--------------------------------------------------------------------
Fitness First PLC (Diversified Commercial
  Services)(a)                                  17,700       121,898
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES      VALUE
UNITED KINGDOM-(CONTINUED)

Geest PLC (Agricultural Products)               14,900   $   160,055
--------------------------------------------------------------------
Innovation Group (The) PLC (Application
  Software)                                     14,800        78,653
--------------------------------------------------------------------
iSOFT Group PLC (Application Software)
  (Acquired 06/22/01; Cost $213,827)(b)         62,900       238,114
--------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                      10,400        93,099
--------------------------------------------------------------------
JJB Sports PLC (Apparel Retail)                 20,000       133,952
--------------------------------------------------------------------
John David Sports PLC (Apparel Retail)          20,010        88,715
--------------------------------------------------------------------
Luminar PLC (Restaurants)                       14,100       171,833
--------------------------------------------------------------------
Nestor Healthcare Group PLC (Employment
  Services) (Acquired 08/03/01-11/26/01; Cost
  $157,784)(b)                                  22,500       178,542
--------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                     59,020        76,480
--------------------------------------------------------------------
PizzaExpress PLC (Restaurants)                   8,600       111,693
--------------------------------------------------------------------
Reliance Security Group PLC (Diversified
  Commercial Services)                           5,300        50,159
--------------------------------------------------------------------
Torex PLC (IT Consulting & Services)             9,100        96,987
--------------------------------------------------------------------
Vosper Thornycroft Holdings PLC (Aerospace &
  Defense)                                       3,100        70,638
====================================================================
                                                           2,780,097
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $8,824,931)                          9,758,026
====================================================================

MONEY MARKET FUNDS-5.44%

STIC Liquid Assets Portfolio(c)                282,749       282,749
--------------------------------------------------------------------
STIC Prime Portfolio(c)                        282,749       282,749
====================================================================
    Total Money Market Funds (Cost $565,498)                 565,498
====================================================================
TOTAL INVESTMENTS-99.36% (Cost $9,390,429)                10,323,524
====================================================================
OTHER ASSETS LESS LIABILITIES-0.64%                           66,520
====================================================================
NET ASSETS-100.00%                                       $10,390,044
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $475,726, which represented 4.58% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $9,390,429)   $10,323,524
------------------------------------------------------------
Foreign currencies, at value (cost $136,370)         139,154
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    80,257
------------------------------------------------------------
  Dividends                                           16,803
------------------------------------------------------------
Investment for deferred compensation plan              9,077
------------------------------------------------------------
Other assets                                          13,463
============================================================
    Total assets                                  10,582,278
============================================================

LIABILITIES:

Payables for:
  Investments purchased                               48,573
------------------------------------------------------------
  Fund shares reacquired                              82,106
------------------------------------------------------------
  Deferred compensation plan                           9,077
------------------------------------------------------------
Accrued distribution fees                              9,168
------------------------------------------------------------
Accrued transfer agent fees                            4,699
------------------------------------------------------------
Accrued operating expenses                            38,611
============================================================
    Total liabilities                                192,234
============================================================
Net assets applicable to shares outstanding      $10,390,044
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $ 6,969,094
____________________________________________________________
============================================================
Class B                                          $ 2,330,075
____________________________________________________________
============================================================
Class C                                          $ 1,090,875
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                              968,808
____________________________________________________________
============================================================
Class B                                              326,082
____________________________________________________________
============================================================
Class C                                              152,752
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      7.19
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.19 divided by
      94.50%)                                    $      7.61
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      7.15
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      7.14
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $15,183)                                       $   130,234
------------------------------------------------------------
Dividends from affiliated money market funds          27,499
------------------------------------------------------------
Interest                                                 633
============================================================
    Total investment income                          158,366
============================================================

EXPENSES:

Advisory fees                                        107,157
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        89,340
------------------------------------------------------------
Distribution fees -- Class A                          26,996
------------------------------------------------------------
Distribution fees -- Class B                          24,901
------------------------------------------------------------
Distribution fees -- Class C                          10,764
------------------------------------------------------------
Interest                                               1,142
------------------------------------------------------------
Transfer agent fees -- Class A                        26,707
------------------------------------------------------------
Transfer agent fees -- Class B                        10,040
------------------------------------------------------------
Transfer agent fees -- Class C                         4,340
------------------------------------------------------------
Trustees' fees                                         8,277
------------------------------------------------------------
Registration and filing fees                         110,195
------------------------------------------------------------
Professional fees                                     47,989
------------------------------------------------------------
Other                                                 32,161
============================================================
    Total expenses                                   550,009
============================================================
Less: Fees waived and expenses reimbursed           (297,969)
------------------------------------------------------------
    Expenses paid indirectly                            (131)
============================================================
    Net expenses                                     251,909
============================================================
Net investment income (loss)                         (93,543)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (3,820,862)
------------------------------------------------------------
  Foreign currencies                                   5,135
============================================================
                                                  (3,815,727)
============================================================
Change in net unrealized appreciation of:
  Investment securities                              694,312
------------------------------------------------------------
  Foreign currencies                                   3,378
============================================================
                                                     697,690
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (3,118,037)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(3,211,580)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (93,543)   $   (43,238)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (3,815,727)      (588,978)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             697,690        238,944
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (3,211,580)      (393,272)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --        (38,008)
----------------------------------------------------------------------------------------
  Class B                                                              --         (9,040)
----------------------------------------------------------------------------------------
  Class C                                                              --         (3,158)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         647,205      8,921,798
----------------------------------------------------------------------------------------
  Class B                                                         168,698      2,932,808
----------------------------------------------------------------------------------------
  Class C                                                         256,409      1,118,184
========================================================================================
    Net increase (decrease) in net assets                      (2,139,268)    12,529,312
========================================================================================

NET ASSETS:

  Beginning of year                                            12,529,312             --
========================================================================================
  End of year                                                 $10,390,044    $12,529,312
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $13,916,138    $12,962,197
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (9,077)       (39,040)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (4,453,651)      (632,789)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            936,634        238,944
========================================================================================
                                                              $10,390,044    $12,529,312
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income (loss) was increased by $123,506, undistributed net realized gains (losses) decreased by $5,135 and shares of beneficial interest decreased by $118,371 as a result of differing book/tax treatment of foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $4,147,930 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $ 220,935    December 31, 2008
   -------------------------------
     3,926,995   December 31, 2009
   ===============================
    $4,147,930
    ______________________________
   ===============================




   As of December 31, 2001, the Fund has a post-October capital loss deferral of $241,078, which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $107,157 and reimbursed expenses of $190,812.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $24,914 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $26,996, $24,901 and $10,764, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $4,738 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $17,064 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,529 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $131 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $131.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                         2001      2000
                                        ------    -------
Distribution paid from ordinary income  $   --    $50,206
_________________________________________________________
=========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                     $(4,147,930)
---------------------------------------------------------
Unrealized appreciation                           621,836
=========================================================
                                              $(3,526,094)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $17,527,664 and $16,015,249, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $958,986
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (90,533)
========================================================
Net unrealized appreciation of investment
  securities                                    $868,453
________________________________________________________
========================================================
Cost of investments for tax purposes is $9,455,071.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000:

                                                                         2001                         2000
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Class A                                                      1,443,910    $ 10,877,574    1,020,627    $ 9,668,343
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         87,474         690,405      314,840      2,969,953
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        275,312       2,057,628      119,558      1,140,988
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        4,177         37,222
--------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        1,014          9,037
--------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --          353          3,141
====================================================================================================================
Reacquired:
  Class A                                                     (1,413,403)    (10,230,369)     (86,503)      (783,767)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        (72,117)       (521,707)      (5,129)       (46,182)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (239,549)     (1,801,219)      (2,922)       (25,945)
====================================================================================================================
                                                                  81,627    $  1,072,312    1,366,015    $12,972,790
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  9.17            $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)            (0.04)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.93)            (0.74)
==============================================================================================
    Total from investment operations                              (1.98)            (0.78)
==============================================================================================
Less dividends from net investment income                            --             (0.05)
==============================================================================================
Net asset value, end of period                                  $  7.19            $ 9.17
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (21.59)%           (7.84)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 6,969            $8,606
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.01%(c)          2.07%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              4.65%(c)          6.28%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.61)%(c)        (1.28)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             152%               25%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,713,136.
(d)  Annualized.

                                                                          CLASS B
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  9.17            $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)            (0.06)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.92)            (0.74)
==============================================================================================
    Total from investment operations                              (2.02)            (0.80)
==============================================================================================
Less dividends from net investment income                            --             (0.03)
==============================================================================================
Net asset value, end of period                                  $  7.15            $ 9.17
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (22.03)%           (7.99)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 2,330            $2,851
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.71%(c)          2.77%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              5.36%(c)          6.98%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.31)%(c)        (1.98)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             152%               25%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,490,126.
(d)  Annualized.

                                                                          CLASS C
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  9.17            $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)            (0.06)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.93)            (0.74)
==============================================================================================
    Total from investment operations                              (2.03)            (0.80)
==============================================================================================
Less dividends from net investment income                            --             (0.03)
==============================================================================================
Net asset value, end of period                                  $  7.14            $ 9.17
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (22.14)%           (7.99)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,091            $1,073
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.71%(c)          2.77%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              5.36%(c)          6.98%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.31)%(c)        (1.98)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             152%               25%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,076,384.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM European Small Company Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Small Company Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn, Jr.        1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
- 1935                              Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND            INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza         11 Greenway Plaza          LLP
Houston, TX 77046             Suite 100                 Suite 100                  1201 Louisiana, Suite
                              Houston, TX 77046         Houston, TX 77046          2900
                                                                                   Houston, TX 77002

COUNSEL TO THE FUND           COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr                 Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP      & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street            919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103        New York, NY 10022                                   Boston, MA 02110

                          EQUITY FUNDS

      DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS

         MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Small Cap Opportunities(1)        AIM Developing Markets               A I M Management Group Inc. has provided
AIM Mid Cap Opportunities(1)          AIM European Small Company           leadership in the mutual fund industry since
AIM Large Cap Opportunities(1)        AIM Asian Growth                     1976 and manages approximately $158 billion
AIM Emerging Growth                   AIM International Emerging Growth    in assets for more than 9 million
AIM Small Cap Growth                  AIM Global Aggressive Growth         shareholders, including individual
AIM Aggressive Growth                 AIM European Development             investors, corporate clients and Financial
AIM Mid Cap Growth                    AIM Euroland Growth                  institutions.*
AIM Dent Demographic Trends           AIM International Equity                 The AIM Family of Funds--Registered
AIM Constellation                     AIM Global Growth                    Trademark-- is distributed nationwide. AIM
AIM Large Cap Growth                  AIM Worldwide Spectrum               is a subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                        AIM Global Trends                    world's largest independent financial
AIM Small Cap Equity                  AIM International Value(3)           services companies with $398 billion in
AIM Capital Development                                                    assets under management.*
AIM Charter                                                                *As of 12/31/01
AIM Mid Cap Equity                             MORE CONSERVATIVE
AIM Select Equity(2)
AIM Value II                                  SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity             AIM New Technology
AIM Basic Value                       AIM Global Telecommunications and Technology
AIM Large Cap Basic Value             AIM Global Energy(4)
AIM Balanced                          AIM Global Infrastructure
AIM Basic Balanced                    AIM Global Financial Services
                                      AIM Global Health Care
        MORE CONSERVATIVE             AIM Global Utilities
                                      AIM Real Estate(5)

                                                   MORE CONSERVATIVE

                             FIXED-INCOME FUNDS

     TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE




When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 12/31/01                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        Invest With Discipline
                                                        --Registered Trademark--


                                                                        ESC-AR-1

A I M Distributors, Inc.